SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                          DATE OF REPORT: June 30, 2004
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                    DONINI, INC. (formerly PRS Sub VI, Inc.)
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             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)


                                    0-32133
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                            (Commission File Number)


                                   22-3768426
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                      (IRS Employer Identification Number)


                      4555 boul, des Grandes Prairies, #304
                  St. Leonard, Montral, Quebec, Canada   H1R1A5
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               (Address of Principal Executive offices) (Zip Code)


                                 (514) 327-6006
                         ------------------------------
                         Registrant's Telephone Number,
                               Including Area Code
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         There has been no change in the accountants for the Company.

ITEM 5.  OTHER EVENTS

         The Registrant has undergone the following significant event:

         On June 7, 2004, the Company entered into a Security Purchase Agreement with Global Capital Funding Group, L.P., of Cumming, Georgia, (Global) whereby Global purchased a $1,500,000 convertible Note from the Company. The Note was purchased at 80% of par and has a three year term. The Note is redeemable and convertible at a price to be determined at any time ninety (90) days after closing. The Note is secured by the Company's accounts receivable, general intangibles, inventory, fixed assets and equipment.

         The Company also issued a Warrant to purchase 500,000 shares of Common Stock exercisable at 110% of the price of the Common Stock on the day prior to closing.

ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1      Form of Stock Purchase Agreement dated June 7, 2004.

         Exhibit 99.2      Form of Common Stock Purchase Warrant dated
                           June 7, 2004.

         Exhibit 99.3      Form of Security Agreement dated June 7, 2004.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

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

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                                   Signatures

         Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Donini, Inc.


June 30, 2004                           By: /s/ PETER DEROS
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                                            President and Chief
                                            Executive Officer

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